January 25, 2016                                        Exhibit 99.1
Park National Corporation reports fourth quarter and full year
2015 financial results and declares quarterly dividend
NEWARK, Ohio - Park National Corporation (Park) (NYSE MKT: PRK) today announced financial results for the fourth quarter and the year ended 2015. The board of directors also declared a quarterly cash dividend of $0.94 per common share, payable on March 10, 2016 to common shareholders of record as of February 19, 2016.
Park’s net income for the three months ended December 31, 2015 (fourth quarter) was $20.9 million, compared to $24.3 million for the same period in 2014, a decrease of $3.4 million or 14.0 percent. Net income per diluted common share for the fourth quarter of 2015 was $1.36, compared to $1.58 in the same period of 2014.
Net income for the twelve months ended December 31, 2015 (the year) was $81.0 million, compared to $84.0 million for the same period in 2014. Net income per diluted common share for the year ended 2015 was $5.26, compared to $5.45 in the same period of 2014.
Park’s community-banking subsidiary, The Park National Bank, reported net income of $84.3 million for the year ended December 31, 2015, compared to net income of $82.9 million for the same period of 2014. The bank’s fourth quarter net income was $23.1 million, an increase over the $22.0 million in net income during the same period in 2014.
“We are energized by our loan and assets under management growth in 2015. As financial markets become more fragmented and uncertain, we find more customers value predictable, excellent service from bankers they know and trust,” said Park Chief Executive Officer David L. Trautman.
The Park National Bank had total assets of $7.2 billion at December 31, 2015 and $6.9 billion at December 31, 2014. This performance generated an annualized return on average assets of 1.17 percent and 1.22 percent for the bank for the year ended 2015 and 2014, respectively.
The Park National Bank grew loans in all categories in 2015. Loans outstanding at December 31, 2015 were $5.03 billion, compared to $4.78 billion at December 31, 2014, an increase of $247 million or 5.2 percent. For 2015 the bank reported mortgage loan growth of $27 million (2.2 percent), commercial loan growth of $143 million (5.9 percent) and consumer loan growth of $77 million (6.9 percent).
The board also expressed appreciation for 19 years of service from Director Maureen Buchwald, owner of Glen Hill Orchards, LLC. Buchwald’s membership on the board expires on April 25, 2016 and she is not seeking another term because she is reducing her professional commitments to enjoy more time with family and friends. She will remain an advisory board member for First-Knox National Bank (a division of The Park National Bank), a role she has held for 28 years.
“Maureen’s service to our board has been significant and greatly appreciated. Since joining Park in 1997, she helped foster our growth and continued success, offering her valuable perspective as a successful business person and as a director of one of our largest affiliate banks. We are pleased she wishes to continue serving our First-Knox division. We wish Maureen the very best,” said Park Chairman C. Daniel DeLawder.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

About Park National Corporation
Headquartered in Newark, Ohio, Park National Corporation had $7.3 billion in total assets (as of December 31, 2015). The Park organization principally consists of 11 community bank divisions, a non-bank subsidiary and two specialty finance companies. Park's Ohio-based banking operations are conducted through Park subsidiary The Park National Bank and its divisions, which include Fairfield National Bank Division, Richland Bank Division, Century National Bank Division, First-Knox National Bank Division, Farmers Bank Division, United Bank, N.A. Division, Second National Bank Division, Security National Bank Division, Unity National Bank Division, and The Park National Bank of Southwest Ohio & Northern Kentucky Division; and Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance). The Park organization also includes Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.
Complete financial tables are listed below…
Media contact: Bethany Lewis, 740.349.0421, blewis@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, bburt@parknationalbank.com

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Park cautions that any forward-looking statements contained in this release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance.  The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties.  Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.  Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may experience a slowing or reversal of the recent economic expansion in addition to continuing residual effects of recessionary conditions and an uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on demand for loan, deposit and other financial services, delinquencies, defaults and counterparty ability to meet credit and other obligations; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet as well as reduce interest margins; changes in consumer spending, borrowing and saving habits, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors; changes in customers', suppliers', and other counterparties' performance and creditworthiness; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank and bank holding company capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including major reform of the regulatory oversight structure of the financial services industry and changes in laws and regulations concerning taxes, pensions, bankruptcy, consumer protection, accounting, banking, securities and other aspects of the financial services industry, specifically the reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as regulations already adopted and which may be adopted in the future by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the U.S. federal government, including money supply and interest rate policies of the Federal Reserve; disruption in the liquidity and other functioning of U.S. financial markets; the impact on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe and Asia; unfavorable resolution of legal proceedings or other claims and regulatory and other governmental examinations or other inquiries; the adequacy of our risk management program; the ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the SEC including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Three months ended December 31, 2015, September 30, 2015, and December 31, 2014

	2015	2015	2014	Percent change vs.
(in thousands, except share and per share data)	4th QTR	3rd QTR	4th QTR	3Q '15	4Q '14
INCOME STATEMENT:
Net interest income	$57,867	$57,715	$57,294	0.3%	1.0%
(Recovery of) provision for loan losses	(658)	2,404	(8,349)	N.M.	(92.1)%
Other income	19,296	20,191	19,834	(4.4)%	(2.7)%
Other expense	48,798	47,429	50,518	2.9%	(3.4)%
Income before income taxes	$29,023	$28,073	$34,959	3.4%	(17.0)%
Income taxes	8,134	8,033	10,658	1.3%	(23.7)%
Net income	$20,889	$20,040	$24,301	4.2%	(14.0)%

MARKET DATA:
Earnings per common share - basic (b)	$1.36	$1.30	$1.58	4.6%	(13.9)%
Earnings per common share - diluted (b)	1.36	1.30	1.58	4.6%	(13.9)%
Cash dividends per common share	0.94	0.94	0.94	—%	—%
Book value per common share at period end	46.53	46.66	45.25	(0.3)%	2.8%
Stock price per common share at period end	90.48	90.22	88.48	0.3%	2.3%
Market capitalization at period end	1,387,132	1,384,035	1,361,919	0.2%	1.9%

Weighted average common shares - basic (a)	15,345,986	15,361,087	15,393,924	(0.1)%	(0.3)%
Weighted average common shares - diluted (a)	15,384,451	15,401,808	15,414,433	(0.1)%	(0.2)%
Common shares outstanding at period end	15,330,815	15,340,670	15,392,399	(0.1)%	(0.4)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.13%	1.07%	1.35%	5.6%	(16.3)%
Return on average equity (a)(b)	11.56%	11.20%	13.83%	3.2%	(16.4)%
Yield on loans	4.63%	4.65%	4.83%	(0.4)%	(4.1)%
Yield on investments	2.38%	2.39%	2.53%	(0.4)%	(5.9)%
Yield on money markets	0.27%	0.25%	0.25%	8.0%	8.0%
Yield on earning assets	3.96%	3.91%	4.11%	1.3%	(3.6)%
Cost of interest bearing deposits	0.29%	0.29%	0.32%	—%	(9.4)%
Cost of borrowings	2.34%	2.39%	2.51%	(2.1)%	(6.8)%
Cost of paying liabilities	0.71%	0.70%	0.82%	1.4%	(13.4)%
Net interest margin (g)	3.41%	3.37%	3.47%	1.2%	(1.7)%
Efficiency ratio (g)	62.98%	60.71%	65.34%	3.7%	(3.6)%

OTHER RATIOS (NON - GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.14%	1.08%	1.37%	5.6%	(16.8)%
Annualized return on average tangible equity (a)(b)(c)	12.86%	12.47%	15.43%	3.1%	(16.7)%
Tangible book value per share (d)	$41.81	$41.95	$40.55	(0.3)%	3.1%

N.M. - Not meaningful
Note: Explanations (a) - (g) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
Three months ended December 31, 2015, September 30, 2015, and December 31, 2014

				Percent change vs.
BALANCE SHEET:	December 31, 2015	September 30, 2015	December 31, 2014	3Q '15	4Q '14

Investment securities	$1,643,879	$1,469,284	$1,500,788	11.9%	9.5%
Loans	5,068,085	4,999,912	4,829,682	1.4%	4.9%
Allowance for loan losses	56,494	58,483	54,352	(3.4)%	3.9%
Goodwill	72,334	72,334	72,334	—%	—%
Other real estate owned (OREO)	18,651	20,136	22,605	(7.4)%	(17.5)%
Total assets	7,311,354	7,300,340	7,001,199	0.2%	4.4%
Total deposits	5,347,642	5,454,982	5,128,000	(2.0)%	4.3%
Borrowings	1,177,347	1,059,904	1,108,582	11.1%	6.2%
Shareholders' equity	713,355	715,803	696,541	(0.3)%	2.4%
Tangible equity (d)	641,021	643,469	624,207	(0.4)%	2.7%
Nonperforming loans	122,787	109,638	119,288	12.0%	2.9%
Nonperforming assets	141,438	129,774	141,893	9.0%	(0.3)%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	69.32%	68.49%	68.98%	1.2%	0.5%
Nonperforming loans as a % of period end loans	2.42%	2.19%	2.47%	10.5%	(2.0)%
Nonperforming assets as a % of period end loans + OREO	2.78%	2.59%	2.92%	7.3%	(4.8)%
Allowance for loan losses as a % of period end loans	1.11%	1.17%	1.13%	(5.1)%	(1.8)%
Net loan charge-offs (recoveries)	$1,331	$1,348	$(5,027)	(1.3)%	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.11%	0.11%	(0.41)%	—%	N.M.

CAPITAL & LIQUIDITY:
Total equity / Period end total assets	9.76%	9.81%	9.95%	(0.5)%	(1.9)%
Tangible equity (d) / Tangible assets (f)	8.86%	8.90%	9.01%	(0.4)%	(1.7)%
Average equity / Average assets (a)	9.76%	9.59%	9.78%	1.8%	(0.2)%
Average equity / Average loans (a)	14.28%	14.37%	14.49%	(0.6)%	(1.4)%
Average loans / Average deposits (a)	91.51%	88.61%	92.43%	3.3%	(1.0)%

N.M. - Not meaningful
Note: Explanations (a) - (h) are included at the end of the financial highlights.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Twelve months ended December 31, 2015 and 2014

(in thousands, except share and per share data)	2015	2014	Percent change vs. 2014
INCOME STATEMENT:
Net interest income	$227,632	$225,044	1.1%
Provision for (recovery of) loan losses	4,990	(7,333)	N.M.
Other income	77,551	75,549	2.6%
Other expense	186,614	187,510	(0.5)%
Income before income taxes	$113,579	$120,416	(5.7)%
Income taxes	32,567	36,459	(10.7)%
Net income	$81,012	$83,957	(3.5)%

MARKET DATA:
Earnings per common share - basic (b)	$5.27	$5.45	(3.3)%
Earnings per common share - diluted (b)	5.26	5.45	(3.5)%
Cash dividends per common share	3.76	3.76	—%

Weighted average common shares - basic (a)	15,364,281	15,394,971	(0.2)%
Weighted average common shares - diluted (a)	15,404,740	15,413,832	(0.1)%

PERFORMANCE RATIOS: (Annualized)
Return on average assets (a)(b)	1.11%	1.22%	(9.0)%
Return on average equity (a)(b)	11.40%	12.34%	(7.6)%
Yield on loans	4.66%	4.84%	(3.7)%
Yield on investments	2.46%	2.58%	(4.7)%
Yield on earning assets	3.95%	4.19%	(5.7)%
Cost of interest bearing deposits	0.30%	0.29%	3.4%
Cost of borrowings	2.38%	2.57%	(7.4)%
Cost of paying liabilities	0.72%	0.81%	(11.1)%
Net interest margin (g)	3.39%	3.55%	(4.5)%
Efficiency ratio (g)	60.98%	62.21%	(2.0)%

ASSET QUALITY RATIOS:
Net loan charge-offs (recoveries)	$2,848	$(2,217)	N.M.
Annualized net loan charge-offs (recoveries) as a % of average loans (a)	0.06%	(0.05)%	N.M.

CAPITAL & LIQUIDITY:
Average stockholders' equity / Average assets (a)	9.72%	9.87%	(1.5)%
Average stockholders' equity / Average loans (a)	14.47%	14.42%	0.3%
Average loans / Average deposits (a)	89.81%	94.02%	(4.5)%

OTHER RATIOS (NON-GAAP):
Annualized return on average tangible assets (a)(b)(e)	1.12%	1.23%	(8.9)%
Annualized return on average tangible equity (a)(b)(c)	12.70%	13.81%	(8.0)%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)

(a) Averages are for the three months ended December 31, 2015, September 30, 2015 and December 31, 2014 and the twelve months ended December 31, 2015 and December 31, 2014.

(b) Reported measure uses net income.

(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
AVERAGE SHAREHOLDERS' EQUITY	$716,977	$710,128	$697,161	$710,327	$680,449
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE EQUITY	$644,643	$637,794	$624,827	$637,993	$608,115

(d) Tangible book value divided by common shares outstanding at period end. Tangible equity equals ending shareholders' equity less goodwill, in each case at the end of the period.

RECONCILIATION OF SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	December 31, 2015	September 30, 2015	December 31, 2014
SHAREHOLDERS' EQUITY	$713,355	$715,803	$696,541
Less: Goodwill	72,334	72,334	72,334
TANGIBLE EQUITY	$641,021	$643,469	$624,207

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equals average assets less average goodwill, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS:
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
AVERAGE ASSETS	$7,343,206	$7,405,178	$7,130,743	$7,306,460	$6,893,302
Less: Average goodwill	72,334	72,334	72,334	72,334	72,334
AVERAGE TANGIBLE ASSETS	$7,270,872	$7,332,844	$7,058,409	$7,234,126	$6,820,968

(f) Tangible equity divided by tangible assets. Tangible assets equals total assets less goodwill, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	December 31, 2015	September 30, 2015	December 31, 2014
TOTAL ASSETS	$7,311,354	$7,300,340	$7,001,199
Less: Goodwill	72,334	72,334	72,334
TANGIBLE ASSETS	$7,239,020	$7,228,006	$6,928,865

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown below assuming a 35% tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			TWELVE MONTHS ENDED
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Interest income	$67,165	$67,087	$67,816	$265,074	$265,143
Fully taxable equivalent adjustment	314	220	191	865	845
Fully taxable equivalent interest income	$67,479	$67,307	$68,007	$265,939	$265,988
Interest expense	9,298	9,372	10,522	37,442	40,099
Fully taxable equivalent net interest income	$58,181	$57,935	$57,485	$228,497	$225,889

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except share and per share data)	2015	2014	2015	2014

Interest income:
Interest and fees on loans	$58,424	$58,395	$227,979	$227,644
Interest on:
Obligations of U.S. Government, its agencies
and other securities	8,360	9,223	36,025	36,981
Obligations of states and political subdivisions	170	—	182	3
Other interest income	211	198	888	515
Total interest income	67,165	67,816	265,074	265,143

Interest expense:
Interest on deposits:
Demand and savings deposits	573	445	2,229	1,677
Time deposits	2,453	2,776	10,125	9,323
Interest on borrowings	6,272	7,301	25,088	29,099
Total interest expense	9,298	10,522	37,442	40,099

Net interest income	57,867	57,294	227,632	225,044

(Recovery of) provision for loan losses	(658)	(8,349)	4,990	(7,333)

Net interest income after (recovery of) provision for loan losses	58,525	65,643	222,642	232,377

Other income	19,296	19,834	77,551	75,549

Other expense	48,798	50,518	186,614	187,510

Income before income taxes	29,023	34,959	113,579	120,416

Income taxes	8,134	10,658	32,567	36,459

Net income	$20,889	$24,301	$81,012	$83,957

Per Common Share:
Net income - basic	$1.36	$1.58	$5.27	$5.45
Net income - diluted	$1.36	$1.58	$5.26	$5.45

Weighted average shares - basic	15,345,986	15,393,924	15,364,281	15,394,971
Weighted average shares - diluted	15,384,451	15,414,433	15,404,740	15,413,832

Cash Dividends Declared	$0.94	$0.94	$3.76	$3.76

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	December 31, 2015	December 31, 2014

Assets

Cash and due from banks	$119,412	$133,511
Money market instruments	30,047	104,188
Investment securities	1,643,879	1,500,788
Loans	5,068,085	4,829,682
Allowance for loan losses	(56,494)	(54,352)
Loans, net	5,011,591	4,775,330
Bank premises and equipment, net	59,493	55,479
Goodwill	72,334	72,334
Other real estate owned	18,651	22,605
Other assets	355,947	336,964
Total assets	$7,311,354	$7,001,199

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,404,032	$1,269,296
Interest bearing	3,943,610	3,858,704
Total deposits	5,347,642	5,128,000
Borrowings	1,177,347	1,108,582
Other liabilities	73,010	68,076
Total liabilities	$6,597,999	$6,304,658

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at December 31, 2015 and December 31, 2014)	$—	$—
Common shares (No par value; 20,000,000 shares authorized in 2015 and 2014; 16,150,854 shares issued at December 31, 2015 and 16,150,888 shares issued at December 31, 2014)	303,966	303,104
Accumulated other comprehensive loss, net of taxes	(15,643)	(13,608)
Retained earnings	507,505	484,484
Treasury shares (820,039 shares at December 31, 2015 and 758,489 shares at December 31, 2014)	(82,473)	(77,439)
Total shareholders' equity	$713,355	$696,541

Total liabilities and shareholders' equity	$7,311,354	$7,001,199

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands)	2015	2014	2015	2014

Assets

Cash and due from banks	$116,302	$118,027	$117,286	$112,113
Money market instruments	306,667	314,096	342,997	204,874
Investment securities	1,447,293	1,442,416	1,486,921	1,416,476
Loans	5,020,525	4,812,439	4,909,579	4,717,297
Allowance for loan losses	(58,621)	(58,760)	(56,947)	(58,917)
Loans, net	4,961,904	4,753,679	4,852,632	4,658,380
Bank premises and equipment, net	59,540	55,236	58,377	55,407
Goodwill	72,334	72,334	72,334	72,334
Other real estate owned	19,365	21,016	21,568	26,543
Other assets	359,801	353,939	354,345	347,175
Total assets	$7,343,206	$7,130,743	$7,306,460	$6,893,302

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$1,374,672	$1,266,459	$1,311,628	$1,196,625
Interest bearing	4,111,578	3,940,248	4,155,196	3,820,928
Total deposits	5,486,250	5,206,707	5,466,824	5,017,553
Borrowings	1,061,519	1,154,502	1,052,186	1,130,885
Other liabilities	78,460	72,373	77,123	64,415
Total liabilities	$6,626,229	$6,433,582	$6,596,133	$6,212,853

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	303,824	303,004	303,501	302,822
Accumulated other comprehensive loss, net of taxes	(9,353)	(7,982)	(9,204)	(16,164)
Retained earnings	503,665	479,502	495,776	471,182
Treasury shares	(81,159)	(77,363)	(79,746)	(77,391)
Total shareholders' equity	$716,977	$697,161	$710,327	$680,449

Total liabilities and shareholders' equity	$7,343,206	$7,130,743	$7,306,460	$6,893,302

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2015	2015	2015	2015	2014
(in thousands, except per share data)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Interest income:
Interest and fees on loans	$58,424	$57,680	$56,463	$55,412	$58,395
Interest on:
Obligations of U.S. Government, its agencies and other securities	8,360	9,163	9,113	9,389	9,223
Obligations of states and political subdivisions	170	12	—	—	—
Other interest income	211	232	228	217	198
Total interest income	67,165	67,087	65,804	65,018	67,816

Interest expense:
Interest on deposits:
Demand and savings deposits	573	614	556	486	445
Time deposits	2,453	2,508	2,542	2,622	2,776
Interest on borrowings	6,272	6,250	6,191	6,375	7,301
Total interest expense	9,298	9,372	9,289	9,483	10,522

Net interest income	57,867	57,715	56,515	55,535	57,294

(Recovery of) provision for loan losses	(658)	2,404	1,612	1,632	(8,349)

Net interest income after (recovery of) provision for loan losses	58,525	55,311	54,903	53,903	65,643

Other income	19,296	20,191	19,191	18,873	19,834

Other expense	48,798	47,429	44,667	45,720	50,518

Income before income taxes	29,023	28,073	29,427	27,056	34,959

Income taxes	8,134	8,033	8,388	8,012	10,658

Net income	$20,889	$20,040	$21,039	$19,044	$24,301

Per Common Share:
Net income - basic	$1.36	$1.30	$1.37	$1.24	$1.58
Net income - diluted	$1.36	$1.30	$1.37	$1.23	$1.58

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2015	2015	2015	2015	2014
(in thousands)	4th QTR	3rd QTR	2nd QTR	1st QTR	4th QTR

Other income:
Income from fiduciary activities	$5,140	$4,933	$5,210	$4,912	$5,050
Service charges on deposits	3,777	3,909	3,684	3,381	3,651
Other service income	2,861	3,251	3,025	2,301	3,564
Checkcard fee income	3,902	3,643	3,665	3,351	3,433
Bank owned life insurance income	1,245	1,574	1,086	1,878	1,153
OREO valuation adjustments	(319)	(718)	(251)	(304)	(380)
Gain on the sale of OREO, net	175	243	513	673	45
Gain on commercial loans held for sale	—	—	—	756	1,867
Gain (loss) on sale of investments	88	—	—	—	(1,175)
Miscellaneous	2,427	3,356	2,259	1,925	2,626
Total other income	$19,296	$20,191	$19,191	$18,873	$19,834

Other expense:
Salaries	$22,520	$21,692	$20,995	$20,982	$21,552
Employee benefits	4,161	6,721	4,729	5,685	2,973
Occupancy expense	2,257	2,469	2,381	2,579	2,378
Furniture and equipment expense	3,069	3,044	2,831	2,862	2,709
Data processing fees	1,190	1,383	1,197	1,267	1,196
Professional fees and services	7,751	5,424	5,583	4,694	8,195
Marketing	975	1,058	937	1,013	1,160
Insurance	1,407	1,399	1,362	1,461	1,413
Communication	1,321	1,245	1,233	1,331	1,328
Miscellaneous	4,147	2,994	3,419	3,846	7,614
Total other expense	$48,798	$47,429	$44,667	$45,720	$50,518

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

	Year ended December 31,
(in thousands, except ratios)	2015	2014		2013	2012		2011

Allowance for loan losses:
Allowance for loan losses, beginning of period	$54,352	$59,468		$55,537	$68,444		$143,575
Transfer of loans at fair value	—	—		—	—		(219)
Transfer of allowance to held for sale	—	—		—	—		(13,100)
Charge-offs	14,290	24,780	(B)	19,153	61,268	(A)	133,882
Recoveries	11,442	26,997		19,669	12,942		8,798
Net charge-offs (recoveries)	2,848	(2,217)		(516)	48,326		125,084
Provision for (recovery of) loan losses	4,990	(7,333)		3,415	35,419		63,272
Allowance for loan losses, end of period	$56,494	$54,352		$59,468	$55,537		$68,444
(A) Year ended December 31, 2012 included the full charge-off of the Vision Bank ALLL of $12.1 million to bring the retained Vision Bank loan portfolio to fair value prior to the merger of Vision Bank (as constituted following the transaction with Centennial Bank and Home BancShares, Inc.) with and into SEPH, the non-bank subsidiary of Park, on February 16, 2012.

(B) Year ended December 31, 2014 included $4.3 million in charge-offs related to the transfer of $22.0 million of commercial loans to the held for sale portfolio.

General reserve trends:
Allowance for loan losses, end of period	$56,494	$54,352		$59,468	$55,537		$68,444
Specific reserves	4,191	3,660		10,451	8,276		15,935
General reserves	$52,303	$50,692		$49,017	$47,261		$52,509

Total loans	$5,068,085	$4,829,682		$4,620,505	$4,450,322		$4,317,099
Impaired commercial loans	80,599	73,676		112,304	137,238		187,074
Total loans less impaired commercial loans	$4,987,486	$4,756,006		$4,508,201	$4,313,084		$4,130,025

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.06%	(0.05)%		(0.01)%	1.10%		2.65%
Allowance for loan losses as a % of period end loans	1.11%	1.13%		1.29%	1.25%		1.59%
General reserves as a % of total loans less impaired commercial loans	1.05%	1.07%		1.09%	1.10%		1.27%

Nonperforming Assets - Park National Corporation:
Nonaccrual loans	$95,887	$100,393		$135,216	$155,536		$195,106
Accruing troubled debt restructuring	24,979	16,254		18,747	29,800		28,607
Loans past due 90 days or more	1,921	2,641		1,677	2,970		3,489
Total nonperforming loans	$122,787	$119,288		$155,640	$188,306		$227,202
Other real estate owned - Park National Bank	7,456	10,687		11,412	14,715		13,240
Other real estate owned - SEPH	11,195	11,918		23,224	21,003		29,032
Other real estate owned - Vision Bank	—	—		—	—		—
Total nonperforming assets	$141,438	$141,893		$190,276	$224,024		$269,474
Percentage of nonaccrual loans to period end loans	1.89%	2.08%		2.93%	3.49%		4.52%
Percentage of nonperforming loans to period end loans	2.42%	2.47%		3.37%	4.23%		5.26%
Percentage of nonperforming assets to period end loans	2.79%	2.94%		4.12%	5.03%		6.24%
Percentage of nonperforming assets to period end total assets	1.93%	2.03%		2.87%	3.37%		3.86%

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

	Year ended December 31,
(in thousands, except ratios)	2015	2014	2013	2012	2011

Nonperforming Assets - Park National Bank and Guardian:
Nonaccrual loans	$81,468	$77,477	$99,108	$100,244	$96,113
Accruing troubled debt restructuring	24,979	16,157	18,747	29,800	26,342
Loans past due 90 days or more	1,921	2,641	1,677	2,970	3,367
Total nonperforming loans	$108,368	$96,275	$119,532	$133,014	$125,822
Other real estate owned - Park National Bank	7,456	10,687	11,412	14,715	13,240
Total nonperforming assets	$115,824	$106,962	$130,944	$147,729	$139,062
Percentage of nonaccrual loans to period end loans	1.61%	1.61%	2.16%	2.28%	2.29%
Percentage of nonperforming loans to period end loans	2.14%	2.00%	2.61%	3.03%	3.00%
Percentage of nonperforming assets to period end loans	2.29%	2.23%	2.86%	3.36%	3.32%
Percentage of nonperforming assets to period end total assets	1.60%	1.55%	2.01%	2.27%	2.21%

Nonperforming Assets - SEPH/Vision Bank (retained portfolio as of December 31, 2015, 2014, 2013, 2012, and 2011):
Nonaccrual loans	$14,419	$22,916	$36,108	$55,292	$98,993
Accruing troubled debt restructuring	—	97	—	—	2,265
Loans past due 90 days or more	—	—	—	—	122
Total nonperforming loans	$14,419	$23,013	$36,108	$55,292	$101,380
Other real estate owned - Vision Bank	—	—	—	—	—
Other real estate owned - SEPH	11,195	11,918	23,224	21,003	29,032
Total nonperforming assets	$25,614	$34,931	$59,332	$76,295	$130,412

New nonaccrual loan information - Park National Corporation
Nonaccrual loans, beginning of period	$100,393	$135,216	$155,536	$195,106	$289,268
New nonaccrual loans	80,791	70,059	67,398	83,204	124,158
Resolved nonaccrual loans	85,165	86,384	87,718	122,774	218,320
Sale of nonaccrual loans held for sale	132	18,498	—	—	—
Nonaccrual loans, end of period	$95,887	$100,393	$135,216	$155,536	$195,106

New nonaccrual loan information - Ohio - based operations
Nonaccrual loans, beginning of period	$77,477	$99,108	$100,244	$96,113	$117,815
New nonaccrual loans - Ohio-based operations	80,791	69,389	66,197	68,960	78,316
Resolved nonaccrual loans	76,800	78,288	67,333	64,829	100,018
Sale of nonaccrual loans held for sale	—	12,732	—	—	—
Nonaccrual loans, end of period	$81,468	$77,477	$99,108	$100,244	$96,113

New nonaccrual loan information - SEPH/Vision Bank
Nonaccrual loans, beginning of period	$22,916	$36,108	$55,292	$98,993	$171,453
New nonaccrual loans - SEPH/Vision Bank	—	670	1,201	14,243	45,842
Resolved nonaccrual loans	8,365	8,096	20,385	57,944	118,302
Sale of nonaccrual loans held for sale	132	5,766	—	—	—
Nonaccrual loans, end of period	$14,419	$22,916	$36,108	$55,292	$98,993

Impaired Commercial Loan Portfolio Information (period end):
Unpaid principal balance	$109,304	$106,156	$175,576	$242,345	$290,908
Prior charge-offs	28,705	32,480	63,272	105,107	103,834
Remaining principal balance	80,599	73,676	112,304	137,238	187,074
Specific reserves	4,191	3,660	10,451	8,276	15,935
Book value, after specific reserve	$76,408	$70,016	$101,853	$128,962	$171,139

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com